                                                                   EXHIBIT 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated effective as of October
20, 2004 (this "Third Amendment"), among ST. MARY LAND & EXPLORATION
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COMPANY, a Delaware corporation (the "Borrower"); the banks party hereto (the
                                      --------
"Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, individually, as Issuing Bank
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and as Administrative Agent (in such capacity, the "Administrative Agent"); BANK
                                                    --------------------
ONE, NA and WELLS FARGO BANK, N.A., individually and as Co-Syndication Agents;
and ROYAL BANK OF CANADA and COMERICA BANK, individually and as Co-Documentation
Agents.

                                R E C I T A L S:

         A. The Borrower, the Lenders, the Administrative Agent, the
Co-Syndication Agents and the Co-Documentation Agents are parties to that certain Credit Agreement dated as of January 27, 2003 (as amended by First
Amendment to Credit Agreement dated as of January 27, 2003, and as further amended by Second Amendment to Credit Agreement dated as of September 20, 2004, the "Credit Agreement").
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         B. The parties hereto intend to amend the Credit Agreement to state an increase in the Borrowing Base but not in the Aggregate Commitment or Maximum
Credit Amount.

         C. Therefore, in consideration of the mutual covenants and agreements contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

         SECTION 1.  Amendments to Credit Agreement.
                     ------------------------------

         (a) The following terms, as defined in Section 1.02 of the Credit
Agreement, are hereby amended in their entirety to read as follows:

                  "Agreement" means this Credit Agreement, as amended by the
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         First Amendment, as further amended by the Second Amendment, as further amended by the Third Amendment, and as the same may be further amended, waived or otherwise modified from time to time in accordance herewith.

                  "Aggregate Commitment" at any time means the aggregate amount
                   --------------------
         of the Commitments of all the Lenders, as reduced or increased from time to time pursuant to the terms hereof; provided that the Aggregate
         Commitment shall not at any time exceed the Maximum Credit Amount. The initial Aggregate Commitment is $150,000,000.

                  "Borrowing Base" means at any time an amount equal to the
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         amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 8.13(c), Section 9.12(a)
         or Section 9.13(e).

                  "Maximum Credit Amount" means an amount equal to the lesser of
                   ---------------------
         (a) the then effective Borrowing Base or (b) $300,000,000.

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         (b) Section 1.02 of the Credit Agreement is hereby further amended by adding thereto the following new definitions in their appropriate alphabetical order:

                  "Third Amendment" means that certain Third Amendment to Credit
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         Agreement dated effective as of October 20, 2004, among the Borrower, the Lenders party thereto, the Administrative Agent and the Issuing
         Bank.

                  "Third Amendment Effective Date" means October 20, 2004.
                   ------------------------------

         (c)      Section 2.07(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (a) Initial Borrowing Base. For the period from and including
                      ----------------------
         the Third Amendment Effective Date to but excluding the next
         Redetermination Date, the amount of the Borrowing Base shall be
         $325,000,000. Notwithstanding the foregoing, the Borrowing Base shall be subject to adjustments from time to time pursuant to this Section
         2.07 and Section 8.13(c), Section 9.12(a) and Section 9.13(e).

         SECTION 2.        Defined Terms.  Except as amended hereby,  terms used
                           -------------
herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

         SECTION 3. Conditions Precedent to Effectiveness. This Third Amendment
                    -------------------------------------
shall become effective as of the date hereof when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower and all of the
Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

         SECTION 4. Reaffirmation of Representations and Warranties. To induce
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the Lenders, the Administrative Agent and the Issuing Bank to enter into this
Third Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in Article VII of the
Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date).

         SECTION 5. Reaffirmation of Credit Agreement. This Third Amendment
                    ---------------------------------
shall be deemed to be an amendment to the Credit Agreement, and the Credit
Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

         SECTION 6. Governing Law; Entire Agreement. This Third Amendment shall
                    -------------------------------
be governed by, and construed in accordance with, the laws of the State of
Texas. The Credit Agreement, as amended by this Third Amendment, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

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         SECTION 7. Severability of Provisions. Any provision in this Third
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Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Third Amendment are declared to be severable.

         SECTION 8. Counterparts. This Third Amendment may be executed in any
                    ------------
number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

         SECTION 9. Headings. Article and section headings in this Third
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Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Third Amendment.

         SECTION 10. Successors and Assigns. This Third Amendment shall be
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binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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         IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment as of the date first above written.

                                BORROWER

                                ST. MARY LAND & EXPLORATION COMPANY

                                By:      /S/ DAVID W. HONEYFIELD
                                         --------------------------------------
                                Name:    David W. Honeyfield
                                Title:   V.P - Finance, Secretary and Treasurer

AGENTS AND LENDERS:             WACHOVIA BANK, NATIONAL
                                ASSOCIATION, Individually, as Issuing Bank
                                and as Administrative Agent

                                By:      /S/ PHILIP J. TRINDER
                                         --------------------------------------
                                Name:    Philip J. Trinder
                                Title:   Vice President

                                BANK ONE, NA, Individually and as
                                Co-Syndication Agent

                                By:      /s/ ELIZABETH PAVLAS
                                         --------------------------------------
                                Name:    Elizabeth Pavlas
                                Title:   Associate

                                WELLS FARGO BANK, N.A., Individually
                                and as Co-Syndication Agent

                                By:      /S/ LAURA BUMGARNER
                                         --------------------------------------
                                Name:    Laura Bumgarner
                                Title:   Relationship Manager, AVP

                                ROYAL BANK OF CANADA, Individually and
                                as Co-Documentation Agent

                                By:      /S/ DAVID A. MCCLUSKEY
                                         --------------------------------------
                                Name:    David A. McCluskey
                                Title:   Authorized Signatory

                                COMERICA BANK-TEXAS, Individually and
                                as Co-Documentation Agent

                                By:      /S/ PETER L. SEFZIK
                                         --------------------------------------
                                Name:    Peter L. Sefzik
                                Title:   Vice President

                                BNP PARIBAS

                                By:      /S/ BETSY JOCHER
                                         --------------------------------------
                                Name:    Betsy Jocher
                                Title:   Vice President

                                By:      /S/ POLLY SCHOTT
                                         --------------------------------------
                                Name:    Polly Schott
                                Title:   Vice President

                                 BANK OF SCOTLAND

                                 By:     /S/ AMENA NABI
                                         --------------------------------------
                                 Name:   Amena Nabi
                                 Title:  Assistant Vice President

                                U.S. BANK NATIONAL ASSOCIATION

                                By:      /S/ MARK E. THOMPSON
                                         --------------------------------------
                                Name:    Mark E. Thompson
                                Title:   Vice President

                                HIBERNIA NATIONAL BANK

                                By:      /S/ DARIA MAHONEY
                                         --------------------------------------
                                Name:    Daria Mahoney
                                Title:   Vice President